                           SCHEDULE 14A INFORMATION

    Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                            (Amendment No.      )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12


                         PIEMONTE FOODS, INC.
   (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                           400 AUGUSTA STREET
                          POST OFFICE BOX 9239
                 GREENVILLE, SOUTH CAROLINA  29604-9239



                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            October 27, 1995



TO THE SHAREHOLDERS OF PIEMONTE FOODS, INC.

      The Annual Meeting of Shareholders of Piemonte Foods, Inc. (the "Company") will be held at 9:00 a.m. on Friday, October 27, 1995, in the Hyatt Regency, Beattie Place and Main Street, Greenville, South Carolina for the following purposes:

      1.    To elect three (3) Class Two directors to a term of three
            (3) years. The Board intends that the following persons shall be nominated to office for a period of three (3) years: Virgil L. Clark, William P. Mahoney and C.S.M. van der Sprong.

      2. To ratify the appointment of independent auditors for fiscal year ending 1996; and

      3. To consider and transact such other business as may promptly come before the meeting or any adjournment thereof.

      The Company's Board of Directors has fixed the close of business on September 27, 1995, as the record date for the determination of Shareholders entitled to notice of and to vote at this meeting. Shareholders who do not expect to attend this meeting are requested to sign, date and return the accompanying proxy in the enclosed envelope. Shareholders are encouraged to vote on all matters to be consider at the meeting. Prompt return of the proxy is important regardless of the number of shares it represents. This proxy is solicited on behalf of the Board of Directors of the Company.




                                          David B. Ward, Secretary


Greenville, South Carolina
September 28, 1995


Important: You are cordially invited to attend the meeting, but whether or not you plan to attend, PLEASE VOTE, DATE, SIGN AND MAIL the enclosed Proxy promptly. If you attend the meeting, you may either vote by your proxy, or withdraw your proxy and vote in person.

The 1995 Annual Report is furnished herewith.

                          PIEMONTE FOODS, INC.
                           400 AUGUSTA STREET
                          POST OFFICE BOX 9239
                 GREENVILLE, SOUTH CAROLINA  29604-9239


                            PROXY STATEMENT


                     ANNUAL MEETING OF SHAREHOLDERS
                            October 27, 1995

      On behalf of the Board of Directors of Piemonte Foods, Inc. (the "Company") a proxy is solicited from you to be used at the Company's Annual Meeting of Shareholders scheduled at 9:00 a.m. on Friday, October 27, 1995, at the Hyatt Regency, Greenville, South Carolina and at all adjournments thereof.

      The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to Shareholders is September 28, 1995.

      The Company will bear all costs of the solicitation of proxies, and in the event sufficient proxies are not received before the meeting, further solicitation may be made in person or by mail, telephone, telegraph or other media. The Company regularly engages the services of Robert A. Lentz and Associates, Inc. to assist in its Shareholder relations and as a part of such services may assist in the distribution and collection of proxies for no additional remuneration except reimbursement of out-of-pocket expenses.

      Voting Securities. As of September 27, 1995, the record date fixed for the determination of Shareholders entitled to notice of and to vote at the meeting or any adjournment thereof, there were outstanding 1,450,878 shares of Common Stock, which is the only outstanding class of capital stock of the Company. Each such share is entitled to one (1) vote on all matters properly coming before the meeting.

      Voting by Proxy. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card. All properly executed proxy cards delivered by stockholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all directors and to ratify the appointment of Pope, Smith, Brown & King as independent auditors. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

      Quorum and Vote Required. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. The vote of a majority of a quorum present is required with respect to each item submitted (unless cumulative voting with respect to the election of directors is required).

      Cumulative Voting. If either (i) notice in writing is given by any Shareholder to the President or other officer of the Company not less than forty-eight (48) hours before the time affixed for the holding of the Annual Meeting that such Shareholder desires that the voting with respect to the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Annual Meeting by the Chairman or Secretary or by or on behalf of the Shareholder giving such notice or (ii) a Shareholder announces his intention at the Annual Meeting before the voting for directors commences to vote his shares cumulatively, then each Shareholder shall have the right to cumulate such voting power as he possesses at such election. Under cumulative voting, a Shareholder may cast for any one
(1) nominee as many votes as shall equal the number of directors to be elected multiplied by the number of his shares. Such votes may be cast all for one nominee or distributed among any two or more nominees as the Shareholder may elect, or in the case of proxies, as the proxy may elect. In the event of cumulative voting, the proxy holders designated by the Board of Directors will distribute the votes of shares subject to proxies they hold so as to elect the maximum number of nominees for director on the slate intended to be nominated.

      Revocability of Proxy. Any Stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by a valid proxy bearing a later date delivered to the Company or by attending the meeting and voting in person.


                         PRINCIPAL SHAREHOLDERS

      To the knowledge of the Company, other than as set forth below, no person owns of record or beneficially more than five (5%) percent of the Company's outstanding Common Stock. To the knowledge of the Board of Directors, there has been no change in control of the Company since the beginning of its last fiscal year. The Company is not aware of any contractual arrangements, including any pledge of securities of the Company, known to the Company's Board of Directors, the operation of the terms of which may result in a change of control of the Company in the future.

      As of September 1, 1995, all principal stockholders of the Company who may be deemed to beneficially own more than five (5%) percent of the Common Stock of the Company are set forth below:




                                            Amount and Nature
                                             of Beneficial                           Percent of Common
Name and Address of                        Ownership of Common                       Stock and Common
Beneficial Owner                                   Stock                             Stock Equivalents

Lyman Brownfield                  82,094 - sole direct owner                          5.6%
341 South Third Street            of 71,069 shares and options
Columbus, Ohio 43215              to purchase 11,025 shares

Virgil L. Clark                   93,646 - includes 11,826                            6.2%
400 Augusta Street                shares owned directly; options
Greenville, SC 29605              to purchase 72,450 shares;
                                  8,819 shares held by three
                                  trusts of which he is trustee;
                                  and 551 shares owned by his
                                  spouse (1)

T. Patrick Costello               137,287 - sole direct owner                         9.3%
1945 North 15th Street            of 105,000 shares and options
Melrose Park, Illinois 60160      to purchase 32,287 shares

Ronald T. Huth                    176,060 - includes 82,660                          12.1%
10 Thise Court                    shares owned directly; options
Lafayette, Indiana 47903          to purchase 12,075 shares;
                                  80,325 shares owned by
                                  his spouse(1); and 1,000 shares
                                  held by a corporation controlled
                                  by him

Rosalie A. Huth                   162,985 - includes 80,325                          11.3%
10 Thise Court                    shares owned directly and
Lafayette, Indiana 47903          and 82,660 shares owned by
                                  her spouse(1)


                                   2




John A. Lindsay                   76,058 - includes 11,971                           5.0%
400 Augusta Street                shares owned directly; options
Greenville, SC 29605              to purchase 60,742 shares; 2,054
                                  shares held by a trust of which
                                  he is sole beneficiary; and
                                  1,291 shares held by a trust of
                                  which his spouse is sole
                                  beneficiary

        (1) Mr. Clark, Mr. and Mrs. Huth and Mr. Lindsay disclaim any beneficial ownership in shares held by their spouses.



                  SHAREHOLDINGS OF DIRECTORS AND OFFICERS

     As of September 1, 1995, all directors, nominees for director and executive officers of the Company, individually and as a group, who may be deemed to beneficially own Common Stock of the Company are set forth below:




                                                                                       Shares of
                                    Shares of                                        Common Stock
                                  Common Stock       Options                         Beneficially
Name                                Owned(1)       Exercisable(2)                       Owned(3)               Percent(4)

Virgil L. Clark                    11,826            72,450                            93,646(5)                6.2%

T. Patrick Costello               105,000            32,287                           137,287                   9.3%

Grant L. Douglass                   1,102             -0-                              49,772(6)                3.4%

Paul S. Goldsmith                   9,726            12,075                            21,801                   1.4%

Ronald T. Huth                     82,660            12,075                           176,060(7)               12.1%

John A. Lindsay                    11,971            60,742                            76,058(8)                5.0%

William P. Mahoney                    -0-             1,050                             1,050                   0.1%

Glenn R. Oxner                      4,200             1,050                             5,250                   0.4%

Richard J. Stoner                     -0-             12,075                           21,897(9)                1.4%

C.S.M. van der Sprong                 -0-               -0-                               -0-                   -0-

David B. Ward(10)                   8,623             2,205                            10,828                   0.7%

All Directors and
Executive Officers
as a Group                        235,108           206,009                           593,649                  35.9%


(1) Shares listed in this column include all shares held by the named individuals and all director nominees and executive officers as a group in their own names and in street name.

 (2) Represents shares subject to stock options granted under the Company's stock option plans exercisable within sixty (60) days following September 1, 1995.

 (3) Shares listed in this column include all shares listed in the adjacent columns plus shares held in trust and shares owned by such person's spouse;. Beneficial ownership of shares held by a spouse is disclaimed.

 (4) The percentages represent the total of shares listed in the adjacent column divided by the issued and outstanding shares of Common Stock as of September 1, 1995, plus, where applicable, all stock options granted to the individual under the Company's stock option plans currently exercisable or exercisable within sixty (60) days following September 1, 1995.

 (5) Mr. Clark has sole voting power and sole investment power with respect to 8,819 shares held by three trusts of which he is trustee. Also includes 551 shares held by his spouse.

 (6) Mr. Douglass has sole voting power and sole investment power with respect to 735 shares held by a trust of which he is trustee. Also includes 47,935 shares held by his spouse.

 (7) Includes 80,325 shares held by Mr. Huth's spouse and 1,000 shares held by a corporation controlled by him.

 (8) Includes 2,054 shares held by a trust of which Mr. Lindsay is the sole beneficiary and 1,291 held by a trust of which Mr. Lindsay's spouse is the sole beneficiary.

(9) Includes 9,822 shares held by Mr. Stoner's spouse.

(10) Mr. Ward is a member of the law firm of Horton, Drawdy, Ward and Johnson, P.A., which provides legal services to the Company.



                           ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the number of directors is fixed at nine (9), and the Board of Directors is classified into three (3) classes of three (3) directors each, with each class serving staggered three-year terms. At the Annual Meeting, three (3) Class Two directors will be elected with a term expiring in 1998.

     The Board of Directors of the Company intends that the accompanying proxy will be voted for the three Class Two directors listed below to serve a three-year term. It is not anticipated that the nominees will be unable or unwilling to serve, but in the event any one or more of the Class Two directors unexpectedly becomes unavailable, the accompanying proxy may be voted for such other person or persons as may be nominated by the Board of Directors.

     The Board of Directors recommends that stockholders vote "FOR" the Class Two nominees listed below.


     Set forth below for each nominee for election as a director and for each director whose term will continue after the Annual Meeting is a brief statement including the age, year of first election to the Board, principal occupation and business experience during the past five (5) years, and certain other directorships, all as of September 1, 1995, unless otherwise indicated.



                                              Position with Company
                                           and/or Principal Occupation
Name and Address                                 or Employment                            Director Since

Class One:
Term Expiring in 1997

T. Patrick Costello               Senior Vice President/Operations
Age - 52                          of the Company since 1995; President
                                  of Origena, Inc., from 1990 to 1995,
                                  a company purchased by the Company
                                  in 1993.                                                      1994

John A. Lindsay                   Senior Vice President/CFO of the Company
Age - 48                          since 1995; President of the Company from
                                  1991 to 1995; Vice President of the
                                  Company from 1985-1991                                        1988

Richard J. Stoner                 Investor
Age - 72                          Canton, Ohio                                                  1983

                                   4


Class Two:
Term Expiring 1998

Virgil L. Clark                   President and CEO of the Company
Age - 56                          since 1995; Vice-Chairman and CEO of the
                                  Company from 1992 to 1995; Prior to 1992
                                  Chairman of the Board of M&S Chemical,
                                  Inc.                                                          1986


William P. Mahoney                Vice President of The Everest Group, a                        1994
Age - 59                          management consulting firm, since 1994.
                                  From 1988 to 1994, Chief Operating
                                  Officer of American Appraisal Associates.
                                  Also serves as a Director of Selfix, Inc.

C.S.M. van der Sprong             Managing Director and principal share-                        Nominee
Age - 56                          holder of Sabatasso Pizza Products B.V.
                                  of Breda, Holland.


Class Three:
Term Expiring 1996

Grant L. Douglass                President of Hanlin-Rinaldi Construction
Age - 33                         Corp., Columbus, Ohio, since 1989                              1992

Ronald T. Huth                    Non-Executive Chairman of Board,
Age - 62                          Piemonte Foods, Inc. since 1993;
                                  Senior Partner of R. T. Huth & Company,
                                  Lafayette, Ind., Certified Public
                                  Accountants                                                   1984

Glenn R. Oxner                    Chairman of Edgar M. Norris & Co., Inc.
Age - 57                          Investment Securities, Greenville, SC
                                  since 1992.  From 1989 to 1992, Senior
                                  Vice President of NationsBank, and
                                  Managing Director of NationsBank Invest-
                                  ment Banking Company.  Also serves as a
                                  Director of Synalloy Corporation.                             1993

     Mr. van der Sprong is a joint venture partner with the Company in Piemonte Pizza Crust Europe B.V. and he and Mr. Clark serve that entity as Co-Managing Directors.

     To the knowledge of the Company, there is no arrangement or understanding between any director and any other person or persons pursuant to which he was or is to be selected as a director of the Company. To the knowledge of the Company, there is no family relationship between any of the directors and executive officers.


               BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The business and affairs of the Company are under the general management of its Board of Directors as provided by the laws of the State of South Carolina and the Bylaws of the Company.

     The Board of Directors has three (3) standing committees as follows:

     Executive Committee. The Executive Committee has the full authority of the Board in the management of the business and affairs of the Company between Board meetings. The Executive Committee also serves as the nominating committee for the Board. Any person recommended by a Shareholder to serve on the Board will be considered as a potential nominee. Members of the Executive Committee during the fiscal year ended June 3, 1995, were Messrs. Clark, Douglass and Huth. The Committee met twice during the year.

     Finance and Audit Committee. The Finance and Audit Committee reviews the results of the Company's annual audit with its auditors and is responsible for the scope of the auditors' relationship with the Company. Its member for the audit of the fiscal year ending June 3, 1995, were Messrs. Douglass, Huth, and Mahoney, and it met once during the year.

     Personnel and Compensation Committee. The Personnel and Compensation Committee annually determines the compensation of the officers and executives of the Company. Its members for the year ended June 3, 1995, were Messrs. Goldsmith, Oxner and Stoner, and it met once during the year.

     During fiscal year 1995, all members of the Board attended at least seventy-five (75%) percent of the meetings of the Board and of the committees of the Board on which they serve.

     During fiscal year ended June 3, 1995, Directors of the Company were paid a stipend of Seven Hundred Fifty Dollars ($750) per quarter and a fee of One Thousand Dollars ($1,000) per Board meeting and Seven Hundred Fifty Dollars ($750) per Committee meeting attended, plus their reasonable expenses in connection with attendance. The Chairman was paid a stipend of Two Thousand Five Hundred ($2,500) per quarter and a fee of One Thousand Dollars ($1,000) per Board and Seven Hundred Fifty Dollars ($750) per committee meeting attended, plus his reasonable expenses in connection with attendance. The Board of Directors met four times during the year.


                    BOARD COMPENSATION COMMITTEE REPORT
                         ON EXECUTIVE COMPENSATION

     The Company's Executive Officer Compensation Program (the "Program") has been developed over the last several years to reflect the overall compensation philosophies of the Company. Overall objectives are to motivate officers to achieve the Company's long and short-term performance goals and to reward them based in part upon performance of the team and in part upon their individual contributions to that performance; to motivate the executive officers to think and act as owners of the Company; to provide levels and forms of compensation to retain high performing executives; and to reinforce the planning and budgeting process of the Company for both short and long-term performance.

     The Program includes three parts: (1) Base Compensation designed to reflect the overall level of responsibility, marketplace salary trends and the performance of the incumbent within the position; (2) Annual Incentive Compensation, a cash bonus tied to the Company's performance against predetermined goals; and (3) Long-term Incentive Compensation, based upon grants of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards and restricted units, as incorporated in the 1994 Stock Plan.

     The Annual Incentive Compensation formula is based in major part on the Company's financial performance for the year involved. The performance targets are based on pre-tax earnings and stockholders' return on equity. The targets are reviewed annually by the Committee and adjusted as necessary to reflect changes in both market conditions and the Company.

     A long-term incentive is also provided to senior managers that links their interests directly to those of the Company's Shareholders. The 1994 Stock Plan established various option programs which will reward senior management participants if the price of the Company's stock increases.

     Pursuant to his employment agreement with the Company, Mr. Clark received base compensation of $185,000 in fiscal year 1995. No Annual Incentive Compensation was paid to Mr. Clark or other senior managers. There were no awards under the Long-term Incentive Compensation part of the Plan.

     The Committee believes that the incentive programs provided have contributed and will continue to contribute to the Company's financial performance. The Committee reviews the compensation of the Company's executive officers annually and believes that such compensation has been fair to both the executives and the Company's Shareholders.

                              The Personnel and Compensation Committee

                              Paul S. Goldsmith
                              Glenn R. Oxner
                              Richard J. Stoner



     Common Stock Performance. As part of the executive compensation information presented in this Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with stock performances of a broad equity market index and an index of appropriate similar companies. The Company has selected as a broad equity market index comparison the NASDAQ NMS Composite. The Company has selected as the most appropriate peer group the S&P Food Index which is an index of companies in the food business.


                          PIEMONTE FOODS, INC.
                          Closing Price Index

(Common Stock Performance Graph appears here. See table below for plot points.)


                May 1990   May 1991    May 1992   May 1993  May 1994   May 1995
PIFI            100         56.229     143.771    275.028   420.011    275.634
NMS             100        111.126     128.861    153.970   162.080    192.159
S&P Foods       100        127.811     133.703    140.114   139.272    175.545

Assumes $100 invested on May 31, 1990 and reinvestment of all dividends

                          REMUNERATION OF OFFICERS

     The following table sets forth the cash compensation paid to the officers of the Company and its subsidiaries whose remuneration for the fiscal year ended June 3, 1995, was in excess of $100,000, or if less than $100,000, to certain executive officers of the Company.

                                                                                            Long-Term
                                                                                           Compensation

                                                       Annual Compensation                    Awards

                                                                                            Securities
Name and                                                                                    Underlying                  All Other
Principal                                                   Salary       Bonus                Options                 Compensation
Position                            Year                      ($)        ($)               (No. Awarded)                 ($)(2)

Virgil L. Clark(1)                1995                      185,000         -0-                     -0-                   2,505
President and CEO                 1994                      185,000      86,636                  78,750                   1,720
                                  1993                      124,616      20,250                  22,050                     -0-

John A. Lindsay(1)                1995                      148,000         -0-                     -0-                   2,505
Senior Vice President/CFO         1994                      148,000      46,250                  28,875                   1,334
                                  1993                      115,000      11,500                  18,743                   4,092

T. Patrick Costello(1)            1995                      148,000         -0-                     -0-                   2,505
Senior Vice President/            1994                       71,923      34,375                  46,725                     -0-
Operations

William D. Wood                   1995                       85,000         -0-                     -0-                   1,062
Vice President/Marketing          1994                       67,559      14,000                  21,000                     -0-


(1) Mr. Clark has an employment contract through April 22, 1998, renewable for two-year terms unless otherwise terminated; Messrs. Lindsay and Costello have a one year contract renewable annually unless otherwise terminated. Messrs. Clark, Lindsay and Costello are entitled to receive base compensation of $185,000, $148,000 and $148,000, respectively, per year and an annual incentive measured by return on shareholder equity (ROE). See "Board Compensation Committee Report on Executive Compensation" for a discussion of the CEO's compensation.

(2) Includes the Company's matching contribution to the 401(k) Plan. Under this Plan, full-time employees with at least six months of service may elect to contribute up to six (6%) percent of annual compensation to the Plan. In addition, the Company contributes fifty (50%) percent of such employee contributions.


                               STOCK OPTIONS

   Options/SAR Grants in Last Fiscal Year. No stock options or SARS were granted during the fiscal year ending June 3, 1995, to executive officers named in the foregoing table.

   Aggregate Option Exercised in Last Fiscal Year and Fiscal Year-End Option/SAR Values. The following table summarizes options exercised during 1995 fiscal year ended and presents the value of unexercised options held by the named executives at fiscal year-end.


                                                                      Number of Securities                 Value of Unexercised
                                                                      Underlying Unexercised               In-the-Money Options
                                                                      Options at Year-end(1)                  at Year-End(2)
                                   Shares          Value
         Name                     Acquired         Realized         Exercisable   Unexercisable       Exercisable     Unexercisable


         Virgil L. Clark                 -                -               72,450           39,375       $ 87,876                 -

         John A. Lindsay                 -                -               60,742           14,438        132,274                 -

         T. Patrick Costello             -                -               32,287           14,438              -           $27,500

         William D. Wood                 -                -               10,500           10,500              -                 -



(1) No options were exercised during the year.

(2) The "Value of Unexercised in-the-Money Options at Year-End" is equal to the fair market value of the shares underlying the options at June 2, 1995, the last trading day of the 1995 fiscal year, less the exercise price, times the number of options.

                      APPROVAL OF INDEPENDENT AUDITORS
                            Item 2 on the Proxy

   The Board of Directors, at the recommendation of its Finance and Audit Committee, elected Pope, Smith, Brown & King, Certified Public Accountants, Greenville, South Carolina, to conduct the annual examination of the financial statements of the Company and its consolidated subsidiaries for the fiscal year ended June 3, 1995. The selection of this firm for fiscal year ending June 1, 1996, will be submitted for ratification by the Shareholders at the Annual Meeting. Pope, Smith, Brown & King has no financial interest, direct or indirect, in the Company or any of its subsidiaries, and they do not have any connection with the Company or any of its subsidiaries except in their professional capacity as independent auditors.

   The ratification by the Shareholders of the selection of Pope, Smith, Brown & King as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors is, nevertheless, submitting this selection to the Shareholders to ascertain their views. If this selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent auditors for fiscal year ending June 1, 1996.

   The Finance and Audit Committee, which is comprised of Directors who are not employees of the Company, approves in advance all non-audit services to be provided by Pope, Smith, Brown & King and believes they have no effect on audit independence.

   Representatives of Pope, Smith, Brown & King will be present at the Annual Meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm's examination of the Company's financial statements for the fiscal year ended June 3, 1995.

   The Board of Directors recommends a vote "FOR" ratification of the selection of Pope, Smith, Brown & King as independent auditors for the fiscal year ending June 1, 1996.

                    STOCKHOLDERS' PROPOSALS FOR THE 1996
                       ANNUAL MEETING OF SHAREHOLDERS

   Stockholders' proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the 1996 Annual Meeting of Shareholders, tentatively scheduled for October, 1996, must be sent certified mail, return receipt requested and received at the Company's Executive Offices, Post Office Box 9239, Greenville, South Carolina 29604, addressed to the attention of the Secretary by May 31, 1996, in order to be included in the Proxy Statement and form of proxy relating to such meeting.


                  OTHER MATTERS TO COME BEFORE THE MEETING

   The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

                                         BY ORDER OF THE BOARD OF DIRECTORS




                               ANNUAL REPORT

   The Company's Annual Report to Stockholders for the year ended June 3, 1995, accompanies this Proxy Statement and is incorporated by reference herein.

******************************************************************************
                                   APPENDIX

                              PIEMONTE FOODS, INC.
                                                                           PROXY
                       400 AUGUSTA STREET, P.O. BOX 9239
                        GREENVILLE, SOUTH CAROLINA 29604
                     PROXY SOLICITED BY BOARD OF DIRECTORS
    The undersigned hereby appoints Virgil L. Clark, John A. Lindsay and David
B. Ward, or any of them, attorneys and proxies, with power of substitution, to vote all outstanding stock of the undersigned at the Annual Meeting of the Shareholders of Piemonte Foods, Inc. to be held at the Hyatt Regency, Greenville, South Carolina at 9:00 a.m. on October 27, 1995, or at any adjournment thereof, on the matters listed below:
1. To elect three (3) Class Two directors to a term of three (3) years. The Board intends that the following persons shall be nominated to office for a period of three (3) years: Virgil L. Clark, William P. Mahoney and C.S.M. van der Sprong;
                    FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
    Nominees: Virgil L. Clark, William P. Mahoney and C.S.M. van der Sprong (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)
2. To ratify the appointment of independent auditors for fiscal year ending
1996; and                             FOR [ ]      AGAINST [ ]      ABSTAIN [ ]
3. To consider and transact such other business as may promptly come before the meeting or any adjournment thereof.
                                     (OVER)

    The shares represented by this proxy will be
voted as directed above. in the absence of any
direction to the contrary, the proxyholders will
vote this proxy "FOR" the election of all the
nominees listed in proposal 1 above by casting an
equal number of votes for each such nominee. If
cumulative voting is followed in the election of
directors, the proxyholders may, in their
discretion, vote the shares to which such proxy
relates on a basis other than equally for each of
the nominees named above.
                                               Dated                      , 1995

                                                           (Signature)

                                                           (Signature)
    Please date and sign exactly as name above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.